Exhibit 99.1

www.nortel.com

FOR IMMEDIATE RELEASE:	January 13, 2011

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Media Relations

MediaRelations@nortel.com

Nortel Announces Change in Accounting for U.S. Subsidiaries

TORONTO—Nortel* Networks Corporation (OTCBB:NRTLQ) and Nortel Networks Limited (together, Nortel) today announced they have now determined that Nortel’s U.S. subsidiaries and the subsidiaries they control will be deconsolidated and accounted for under the cost method of accounting, effective as of October 1 2010. This change is largely based on Nortel’s work toward standalone debtor estates due to the diminishing interdependency between the estates primarily resulting from the sale of substantially all of Nortel’s global businesses. The change in accounting is currently expected to result in a fourth quarter 2010 non-cash charge of over US$2 billion, subject to finalization of Nortel’s year end close process. The charge is primarily related to the recognition of intercompany liabilities between the Canadian estate and U.S. estate that previously were eliminated upon consolidation of the financial results. The estates continue to work together toward fulfilling Nortel’s obligations under the transition services agreements with purchasers of its sold businesses, as well as in other areas such as efforts to optimize the value of Nortel’s intellectual property portfolio.

As previously reported, Nortel will continue to evaluate the method of accounting for all its subsidiaries.

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Certain statements in this press release may contain words such as “could”, “expects”, “may”, “should”, “will”, “anticipates”, “believes”, “intends”, “estimates”, “targets”, “plans”, “envisions”, “seeks” and other similar language and are considered forward-looking statements or information under applicable securities laws. These statements are based on Nortel’s current expectations, estimates, forecasts and projections about the operating environment, economies and markets in which Nortel operates. These statements are subject to important assumptions, risks and uncertainties that are difficult to predict, and the actual outcome may be materially different. Nortel’s assumptions, although considered reasonable by Nortel at the date of this press release, may prove to be inaccurate and consequently Nortel’s actual results could differ materially from the expectations set out herein.

Actual results or events could differ materially from those contemplated in forward-looking statements as a result of the following: (i) risks and uncertainties relating to the Creditor Protection Proceedings including: (a) risks associated with Nortel’s ability to: stabilize the business and maximize the value of Nortel’s businesses; obtain required approvals and successfully consummate pending and future divestitures; ability to satisfy transition services agreement obligations in connection with divestiture of operations; successfully conclude ongoing discussions for the sale of Nortel’s other assets or businesses; develop, obtain required approvals for, and implement a court approved plan; resolve ongoing issues with creditors and other third parties whose interests may differ from Nortel’s; generate cash from operations and maintain adequate cash on hand in each of its jurisdictions to fund operations within the jurisdiction during the Creditor Protection Proceedings; if necessary, arrange for sufficient debtor-in-possession or other financing; continue to have cash management arrangements and obtain any further required approvals from the Canadian Monitor, the U.K. Administrators, the French Administrator, the Israeli Administrators, the U.S. Creditors’ Committee, or other third parties; raise capital to satisfy claims, including Nortel’s ability to sell assets to satisfy claims against Nortel; maintain R&D investments; realize full or fair value for any assets or business that are divested; utilize net operating loss carryforwards and certain other tax attributes in the future; avoid the substantive consolidation of NNI’s assets and liabilities with those of one or more other U.S. Debtors; attract and retain customers or avoid reduction in, or delay or suspension of, customer orders as a result of the uncertainty caused by the Creditor Protection Proceedings; maintain market share, as competitors move to capitalize on customer concerns; operate Nortel’s business effectively under the new organizational structure, and in consultation with the Canadian Monitor, and the U.S. Creditors’ Committee and work effectively with the U.K. Administrators, French Administrator and Israeli Administrators in their respective administration of the EMEA businesses subject to the Creditor Protection Proceedings; continue as a going concern; actively and adequately communicate on and respond to events, media and rumors associated with the Creditor Protection Proceedings that could adversely affect Nortel’s relationships with customers, suppliers, partners and employees; retain and incentivize key employees and attract new employees as may be needed; retain, or if necessary, replace major suppliers on acceptable terms and avoid disruptions in Nortel’s supply chain; maintain current relationships with reseller partners, joint venture partners and strategic alliance partners; obtain court orders or approvals with respect to motions filed from time to time; resolve claims made against Nortel in connection with the Creditor Protection Proceedings for amounts not exceeding

Nortel’s recorded liabilities subject to compromise; prevent third parties from obtaining court orders or approvals that are contrary to Nortel’s interests; reject, repudiate or terminate contracts; and (b) risks and uncertainties associated with: limitations on actions against any Debtor during the Creditor Protection Proceedings; the values, if any, that will be prescribed pursuant to any court approved plan to outstanding Nortel securities and, in particular, that Nortel does not expect that any value will be prescribed to the NNC common shares or the NNL preferred shares in any such plan; the delisting of NNC common shares from the NYSE; and the delisting of NNC common shares and NNL preferred shares from the TSX; and (ii) risks and uncertainties relating to Nortel’s business including: the sustained economic downturn and volatile market conditions and resulting negative impact on Nortel’s business, results of operations and financial position and its ability to accurately forecast its results and cash position; cautious capital spending by customers as a result of factors including current economic uncertainties; fluctuations in foreign currency exchange rates; any requirement to make larger contributions to defined benefit plans in the future; a high level of debt, arduous or restrictive terms and conditions related to accessing certain sources of funding; the sufficiency of workforce and cost reduction initiatives; any negative developments associated with Nortel’s suppliers and contract manufacturers including Nortel’s reliance on certain suppliers for key optical networking solutions components and on one supplier for most of its manufacturing and design functions; potential penalties, damages or cancelled customer contracts from failure to meet contractual obligations including delivery and installation deadlines and any defects or errors in Nortel’s current or planned products; significant competition, competitive pricing practices, industry consolidation, rapidly changing technologies, evolving industry standards, frequent new product introductions and short product life cycles, and other trends and industry characteristics affecting the telecommunications industry; any material, adverse affects on Nortel’s performance if its expectations regarding market demand for particular products prove to be wrong; potential higher operational and financial risks associated with Nortel’s international operations; a failure to protect Nortel’s intellectual property rights; any adverse legal judgments, fines, penalties or settlements related to any significant pending or future litigation actions; failure to maintain integrity of Nortel’s information systems; changes in regulation of the Internet or other regulatory changes; and Nortel’s potential inability to maintain an effective risk management strategy.

For additional information with respect to certain of these and other factors, see Nortel’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other securities filings with the SEC. Unless otherwise required by applicable securities laws, Nortel disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

*Nortel, the Nortel logo and the Globemark are trademarks of Nortel Networks.